23,750,000 Shares

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.001 PER SHARE

UNDERWRITING AGREEMENT

November 24, 2020

Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Ladies and Gentlemen:

PGIM Short Duration High Yield Opportunities Fund, a statutory trust organized under the laws of the State of Maryland (the “Fund”), is a newly organized, diversified closed‑end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 23,750,000 of its common shares of beneficial interest, par value $0.001 per share (the “Firm Shares”).  The Fund also proposes to issue and sell to the several Underwriters not more than an additional 3,379,603 of its common shares of beneficial interest, par value $0.001 per share (the “Additional Shares”) if and to the extent that you, as managers of the offering (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares in such amounts as permitted pursuant to Section 4 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”  The common shares of beneficial interest, par value $0.001 per share, of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Shares.”

PGIM Investments LLC (the “Manager”) acts as the Fund’s investment manager pursuant to a Management Agreement between the Manager and the Fund (the “Investment Management Agreement”).  PGIM, Inc. and PGIM Limited (each a “Sub-Adviser” and, together with the Manager, the “Investment Advisers”) each acts as the Fund’s sub-adviser pursuant to a Sub-advisory Agreement between the Sub-Advisers and the Manager (the “Sub-Advisory Agreement”).

The Fund has filed with the Securities and Exchange Commission (the “Commission”) a notification on Form N-8A (the “Notification”) of registration of the Fund as an investment company under the Investment Company Act and a registration statement on Form N-2, including a prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares.  The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares and filed with the Commission in accordance with Rule 424 of the Securities Act, including the statement of additional information incorporated by reference therein, is hereinafter referred to as the “Prospectus”; any prospectus delivered to any person by the Fund, the Investment Advisers or at the direction of the Fund or the Investment Advisers by any agent or affiliate within the meaning of Rule 405 under the Securities Act (an “affiliate”) thereof before such Registration Statement became effective, and any prospectus that omitted the information included in any Prospectus that was omitted from such Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A that was used after such effectiveness and prior to the execution and delivery of this Agreement, including the statement of additional information incorporated by reference therein, is herein referred to as a “preliminary prospectus.”  If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  The Investment Company Act and the Securities Act are hereinafter referred to collectively as the “Acts,” the Investment Advisers Act of 1940, as amended, is hereinafter referred to as the “Advisers Act” and the rules and regulations of the Commission under the Acts, the Advisers Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are hereinafter referred to collectively as the “Rules and Regulations.”

For purposes of this Agreement, “Omitting Prospectus” means any advertisement used in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations (“Rule 482”) and identified on, and attached to, Schedule II hereto and “Time of Sale Prospectus” means the preliminary prospectus, dated October 23, 2020, including the statement of additional information incorporated by reference therein, and each Omitting Prospectus identified on, and attached to, Schedule II hereto as a Retail Omitting Prospectus.  As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, contained or incorporated by reference therein, including the statement of additional information.

1.

Representations and Warranties of the Fund and the Investment Advisers.  The Fund and the Investment Advisers, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

(a)

The Fund meets the requirements for the use of Form N-2 under the Acts.  The Registration Statement has become effective under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the knowledge of the Fund or the Investment Advisers, threatened by the Commission.

(b)

(i) The Registration Statement, when it became effective under the Securities Act, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers did not, and at the Closing Date (as defined in Section 6), the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished in writing to the Fund or the Investment Advisers by such Underwriter through you expressly for use therein.

(c)

The Fund has been duly organized, is validly existing as a statutory trust in good standing under the laws of the State of Maryland, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have (i) a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, operations or properties of the Fund, whether or not arising from transactions in the ordinary course of business of the Fund, or (ii) an adverse effect on the power or ability of the Fund to perform its obligations under this Agreement or to consummate the issuance of the Shares by the Fund as contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus ((i) and (ii), individually or collectively, a “Fund Material Adverse Effect”).  Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Fund has no subsidiaries.

(d)

The Fund is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Investment Advisers, threatened by the Commission.  No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act.  Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an “interested person” of the Fund or an “affiliated person” of any Underwriter (each as defined in the Investment Company Act).  For purposes of the third sentence of this Section 1(d), the Fund and the Investment Advisers shall be entitled to rely on statements from such trustees.

(e)

Each of this Agreement, the Investment Management Agreement, the Custody Agreement between The Bank of New York Mellon (the “Custodian”) and the Fund (the “Custodian Agreement”), the Accounting Services Agreement between the Fund and the Custodian (the “Accounting Services Agreement”) and the Transfer Agency and Service Agreement among Computershare Trust Company, N.A. (the “Transfer Agent”), Computershare, Inc. and the Fund (the “Transfer Agency Agreement”) (this Agreement, the Investment Management Agreement, the Custodian Agreement, the Accounting Services Agreement and the Transfer Agency Agreement being referred to herein collectively as the “Fundamental Agreements”) has been duly authorized, executed and delivered by the Fund.  The Fund has adopted the Automatic Dividend Reinvestment Plan (the “Plan”).  Each Fundamental Agreement other than this Agreement, assuming the due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by equitable principles of general applicability or by federal or state securities laws and subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and similar laws affecting creditors’ rights generally.

(f)

None of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene (i) any provision of law applicable to the Fund, (ii) the Declaration of Trust, as amended (the “Declaration”), and by-laws, as amended (the “by-laws”), of the Fund, (iii) any agreement to which the Fund is a party, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic, except in the case of (i), (iii) and (iv) above, to the extent any such contravention would not have a Fund Material Adverse Effect.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as which the failure to obtain would not have a Fund Material Adverse Effect.

(g)

The authorized shares of beneficial interest of the Fund conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus. The provisions of the Declaration and by-laws of the Fund, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof, if any, contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h)

The Declaration and by-laws of the Fund, the Fundamental Agreements and the Plan comply in all material respects with all provisions of the Acts, the Advisers Act and the Rules and Regulations applicable to the Fund or the Investment Advisers, and all approvals of such documents required under the Investment Company Act by the Fund’s shareholders and Board of Trustees have been obtained and are in full force and effect thereunder.

(i)

The Fundamental Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund, nor, to the knowledge of the Fund or the Investment Advisers, any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder, except to the extent that such default would not have a Fund Material Adverse Effect.  The Fund is not currently in breach of, or in default under, any other written agreement to which it or its property is bound or affected, except where such breach or default would not have a Fund Material Adverse Effect.

(j)	The Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.
(k)

The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights.

(l)

The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.  The Fund’s registration statement on Form 8-A under the Exchange Act is effective.

(m)

Each Omitting Prospectus (i) complies in all material respects with the requirements of Rule 482, (ii) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in the light of the circumstances under which it was made, not misleading, (iii) complies in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (iv) if required to be filed with FINRA, has been duly filed with FINRA and FINRA has issued no objections with respect thereto.  Except for the Omitting Prospectuses identified on, and attached to, Schedule II hereto, none of the Fund or the Investment Advisers has prepared, used or referred to and will not, without your prior written consent, prepare, use or refer to any prospectus or advertisements relating to the Fund (pursuant to Rule 482 or otherwise) other than those prospectuses filed with the Commission or any advertisement that complies with Rule 135a of the Rules and Regulations that you have approved in writing.

(n)

The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement, the Time of Sale Prospectus and the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund is eligible and intends to qualify as a regulated investment company under Subchapter M of the Code.

(o)

There has not occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, business prospects, properties or operations of the Fund from those set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(p)

There are no legal or governmental proceedings pending or, to the Fund’s or the Investment Advisers’ knowledge, threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not have a Fund Material Adverse Effect, or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Acts and the applicable Rules and Regulations.

(q)

The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a Fund Material Adverse Effect.

(r)

The preliminary prospectus dated October 23, 2020 and each subsequent preliminary prospectus (including the statements of additional information incorporated by reference therein) filed as part of the Registration Statement, or otherwise filed with the Commission, prior to the time of the filing of the Prospectus pursuant to Rule 424 under the Securities Act complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.  The preliminary prospectus dated October 23, 2020 is the only prospectus that has been delivered to any potential investor in the Fund by the Fund, the Investment Advisers or any agent or affiliate thereof before the Registration Statement became effective.  For the avoidance of doubt, for purposes of this Section 1(r) only, (i) an employee, officer or director or trustee of the Fund, the Manager, the Sub-Advisers or any agent or affiliate thereof will not be considered a potential investor in the Fund if such person received a prospectus in connection with his or her official duties at such entities and (ii) any Underwriter, affiliate or agent thereof will not be considered an agent of the Fund, the Manager or the Sub-Advisers.

(s)

The statement of assets and liabilities included in the Registration Statement, the Time of Sale Prospectus and the Prospectus presents fairly the financial position of the Fund as of the date indicated and said statement has been prepared in conformity with generally accepted accounting principles.  PricewaterhouseCoopers LLP (“PWC”), whose report appears in the Registration Statement, the Time of Sale Prospectus and the Prospectus and who have certified the financial statements and supporting schedules, if any, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus is an independent registered public accounting firm as required by the Acts and the applicable Rules and Regulations.  The statistical, industry-related and market-related data included in each Omitting Prospectus, if any, are based on or derived from sources which the Fund and the Investment Advisers reasonably and in good faith believe are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(t)

There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, other than as described therein.

(u)

There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

(v)

The expense summary information set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Summary of Fund Expenses” has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based and reasonably believed by the Fund and the Manager to be attainable.

(w)

Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Fund has not purchased any of its outstanding shares of beneficial interest, nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest (other than, in the event this representation and warranty is made after the Closing Date, ordinary and customary dividends declared and payable after the Closing Date); and (iii) there has not been any material change in the shares of beneficial interest, short-term debt or long‑term debt of the Fund except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(x)

The conduct by the Fund of its business (as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

(y)

(i) The Fund has complied and is presently in compliance in all material respects with all internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by the Fund of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations”, and such data, “Data”); (ii) the Fund has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate material non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the knowledge of the Fund or the Investment Advisers, threatened alleging non-compliance by the Fund with any Data Security Obligation.

(z)

The Fund has taken all reasonable technical and organizational measures necessary to protect the information technology systems and Data used in connection with the operation of the Fund’s businesses. Without limiting the foregoing, the Fund has used reasonable efforts to establish and maintain, and has established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Fund’s business (“Breach”). To the knowledge of the Fund and the Investment Advisers, there has been no such Breach, and the Fund and the Investment Advisers have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach.

(aa)

The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions in Fund assets are executed in accordance with management’s general or specific authorizations; (ii) transactions in Fund assets are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to Fund assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Fund assets is compared with the existing Fund assets at reasonable intervals and action deemed to be appropriate by the Fund is taken with respect to any differences. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the date of the Fund’s most recent audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has been (1) no material weakness in the Fund’s internal control over financial reporting (whether or not remediated) and (2) no change in the Fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.  The Fund maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the Investment Company Act) and such disclosure controls and procedures are effective as required by the Investment Company Act and the applicable Rules and Regulations.

(bb)

Neither the Fund nor, to the knowledge of the Fund or the Investment Advisers, any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention is of a character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(cc)	To the knowledge of the Fund and the Investment Advisers, the Transfer Agent is duly enrolled as a participant in the Fast Automated Transfer Program (FAST) of The Depository Trust Company (“DTC”).
(dd)

Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Fund does not own any real property and the Fund does not hold under lease any real property or buildings.

(ee)

None of the Fund or its affiliates, or any trustee, officer, or employee thereof, or, to the Fund’s knowledge, any agent or representative of the Fund or of any of its affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Fund and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Fund will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ff)

The operations of the Fund are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency rules and regulations thereunder (collectively, the “Fund Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Fund Anti-Money Laundering Laws is pending or, to the knowledge of the Fund or the Investment Advisers, threatened.

(gg)

(i) None of the Fund or any of its trustees, officers or employees, or, to the Fund’s or the Investment Advisers’ knowledge, any agent, affiliate or representative of the Fund is an individual or entity (“Fund Person”) that is, or is owned or controlled by one or more Fund Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii) The Fund will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Fund Person: (A) to fund or facilitate any activities or business of or with any Fund Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Fund Person (including any Fund Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) Since the date of its organization, the Fund has not knowingly engaged in, is not now knowingly engaged in and will not engage in, any dealings or transactions with any Fund Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(hh)The Fund (i) has not alone engaged in any Testing-the-Waters Communication with any person and (ii) has not authorized anyone to engage in Testing-the-Waters Communications.  The Fund has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.  “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

2.	Representations and Warranties of the Manager. The Manager represents and warrants to and agrees with each of the Underwriters that:
(a)

The Manager has been duly organized, is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have (i) a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, operations, properties, management or personnel of the Manager, whether or not arising from transactions in the ordinary course of business of the Manager, or (ii) an adverse effect on the power or ability of the Manager to perform its obligations under this Agreement or to consummate any of the transactions contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus ((i) and (ii), individually or collectively, a “Manager Material Adverse Effect”).

(b)

The Manager is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement as an investment adviser to the Fund as contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the Manager’s knowledge, threatened by the Commission.

(c)

Each of this Agreement, the Investment Management Agreement, the Sub-Advisory Agreement, the Structuring and Syndication Fee Agreement between the Manager and Morgan Stanley & Co. LLC (the “Morgan Stanley Fee Agreement”), the Structuring Fee Agreement between the Manager and Wells Fargo Securities, LLC (the “Wells Fee Agreement”), the Fee Agreement between the Manager and Oppenheimer & Co. Inc. (the “Oppenheimer Fee Agreement”), the Fee Agreement between the Manager and RBC Capital Markets, LLC (the “RBC Fee Agreement”), the Fee Agreement between the Manager and Stifel, Nicolaus & Company, Incorporated (the “Stifel Fee Agreement”), the Fee Agreement between the Manager and Wedbush Securities Inc. (the “Wedbush Fee Agreement”), the Fee Agreement between the Manager and B. Riley Securities, Inc. (the “B. Riley Fee Agreement”), the Fee Agreement between the Manager and Brookline Capital Markets, a Division of Arcadia Securities, LLC (the “Brookline Fee Agreement”), the Fee Agreement between the Manager and Incapital LLC (the “Incapital Fee Agreement”), the Fee Agreement between the Manager and Janney Montgomery Scott LLC (the “Janney Fee Agreement”) and the Fee Agreement between the Manager and JonesTrading Institutional Services LLC (the “JonesTrading Fee Agreement” and together with the Morgan Stanley Fee Agreement, the Wells Fee Agreement, the Oppenheimer Fee Agreement, the RBC Fee Agreement, the Stifel Fee Agreement, the Wedbush Fee Agreement, the B. Riley Fee Agreement, the Brookline Fee Agreement, the Incapital Fee Agreement and the Janney Fee Agreement, the “Fee Agreements”) (this Agreement, the Investment Management Agreement, the Sub-Advisory Agreement and the Fee Agreements are referred to herein, collectively, as the “Manager Agreements”) has been duly authorized, executed and delivered by the Manager.  Each of the Manager Agreements other than this Agreement, assuming the due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Manager, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by equitable principles of general applicability or by federal or state securities laws and subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and similar laws affecting creditors’ rights generally.  Each of this Agreement, the Investment Management Agreement and the Sub-Advisory Agreement comply with all provisions of the Acts, the Advisers Act and the Rules and Regulations thereunder applicable to the Manager.  The provisions of the Investment Management Agreement and the Sub-Advisory Agreement conform in all material respects to the descriptions thereof, if any, contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.  The representations and warranties made by the Manager in this paragraph in regards to the Fee Agreements are made only as of the date of this Agreement and the Closing Date and the Manager makes no representation or warranty as to the enforceability of the Fee Agreements against, or as to a conflict or breach of law or the need for any consent, approval or authorization owing to, or as result of or arising out of the legal or regulatory status of, any Underwriter party to such an agreement.

(d)

The execution and delivery by the Manager of, and the performance by the Manager of its obligations under, the Manager Agreements will not contravene (i) any provision of law applicable to the Manager, (ii) the operating agreement or by-laws of the Manager, (iii) any agreement to which the Manager is a party, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Manager, whether foreign or domestic, except, in the case of (i), (iii) and (iv) above, to the extent any such contravention would not have an Manager Material Adverse Effect.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Manager of its obligations under the Manager Agreements, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as which the failure to obtain would not have a Manager Material Adverse Effect or a Fund Material Adverse Effect.

(e)

There are no legal or governmental proceedings pending or, to the Manager’s knowledge, threatened to which the Manager is a party or to which any of the properties of the Manager is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus and proceedings that would not have a Manager Material Adverse Effect or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents applicable to the Manager that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Acts and the applicable Rules and Regulations.

(f)

The Manager has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or except to the extent that the failure to obtain or file the foregoing would not have a Manager Material Adverse Effect or a Fund Material Adverse Effect.

(g)

The Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus and by the Manager Agreements.

(h)

The Investment Management Agreement and the Sub-Advisory Agreement are in full force and effect and neither the Fund, in the case of the Investment Management Agreement, nor the Manager, in the case of the Investment Management Agreement and the Sub-Advisory Agreement, is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

(i)

All information furnished by the Manager (including, without limitation, the description of the Manager) and included in (i) the Registration Statement does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading, and (ii) the Time of Sale Prospectus and the Prospectus does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in the light of the circumstances under which such statements were made, not misleading.

(j)

There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, business prospects, properties or operations of the Manager from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Manager which are material to the Manager other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(k)

None of the Manager or its affiliates, or any director, officer, or employee thereof, or, to the Manager’s knowledge, any agent or representative of the Manager or of any of its affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Manager and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Manager will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(l)

The operations of the Manager are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Manager conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency rules and regulations thereunder (collectively, the “Manager Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager with respect to the Manager Anti-Money Laundering Laws is pending or, to the knowledge of the Manager, threatened.

(m)

(i) None of the Manager or any of its directors, officers or employees, or, to the Manager’s knowledge, any agent, affiliate or representative of the Manager is an individual or entity (“Manager Person”) that is, or is owned or controlled by one or more Manager Persons that are: (A) the subject of any Sanctions or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii) The Manager will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Manager Person: (A) to fund or facilitate any activities or business of or with any Manager Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Manager Person (including any Manager Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Manager has not knowingly engaged in, is not now knowingly engaged in and will not engage in, any dealings or transactions with any Manager Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.	Representations and Warranties of the Sub-Advisers. Each Sub-Adviser represents and warrants to and agrees with each of the Underwriters that:
(a)

The Sub-Adviser has no knowledge of any facts, circumstances or events that would cause any of the representations and warranties of the Fund and the Manager set forth in Section 1 herein to be untrue in any respect.

(b)

The Sub-Adviser has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have (i) a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, operations, properties, management or personnel of the Sub-Adviser, whether or not arising from transactions in the ordinary course of business of the Sub-Adviser, or (ii) an adverse effect on the power or ability of the Sub-Adviser to perform its obligations under this Agreement or to consummate any of the transactions contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus ((i) and (ii), individually or collectively, a “Sub-Adviser Material Adverse Effect”).

(c)

The Sub-Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting as the sub-adviser under its Sub-Advisory Agreement, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the Sub-Adviser’s knowledge, threatened by the Commission.

(d)

Each of this Agreement and the Sub-Advisory Agreement has been duly authorized, executed and delivered by the Sub-Adviser.  The Sub-Advisory Agreement, assuming the due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Sub-Adviser, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by equitable principles of general applicability or by federal or state securities laws and subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and similar laws affecting creditors’ rights generally.  Each of this Agreement and the Sub-Advisory Agreement complies with all provisions of the Investment Company Act, the Advisers Act and the Rules and Regulations thereunder applicable to the Sub-Adviser.

(e)

The execution and delivery by the Sub-Adviser of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement will not contravene (i) any provision of law applicable to the Sub-Adviser, (ii) the organizational documents of the Sub-Adviser, (iii) any agreement to which the Sub-Adviser is a party, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Sub-Adviser, whether foreign or domestic, except, in the case of (i), (iii) and (iv) above, to the extent any such contravention would not have a Sub-Adviser Material Adverse Effect.  No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Sub-Adviser of its obligations under this Agreement and the Sub-Advisory Agreement, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares or such as which the failure to obtain would not have a Sub-Adviser Material Adverse Effect or a Fund Material Adverse Effect.

(f)

There are no legal or governmental proceedings pending or, to the Sub-Adviser’s knowledge, threatened to which the Sub-Adviser is a party or to which any of the properties of the Sub-Adviser is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus and the Prospectus and any proceedings that would not have a Sub-Adviser Material Adverse Effect or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents applicable to the Sub-Adviser that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Acts and the applicable Rules and Regulations.

(g)

The Sub-Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except to the extent described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or except to the extent that the failure to obtain or file the foregoing would not have a Sub-Adviser Material Adverse Effect or a Fund Material Adverse Effect.

(h)

The Sub-Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Time of Sale Prospectus and the Prospectus and by the Sub-Advisory Agreement.

(i)

The Sub-Advisory Agreement is in full force and effect and the Sub-Adviser is not in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

(j)

Except for the Omitting Prospectuses identified on, and attached to, Schedule II hereto, the Sub-Adviser has not prepared, used or referred to and will not, without your prior written consent, prepare, use or refer to any prospectus or advertisements relating to the Fund (pursuant to Rule 482 or otherwise) other than those prospectuses filed with the Commission or any advertisement that complies with Rule 135a of the Rules and Regulations that you have approved in writing.

(k)

All information furnished by the Sub-Adviser (including, without limitation, the description of the Sub-Adviser) and included in (i) the Registration Statement does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading, and (ii) the Time of Sale Prospectus and the Prospectus does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in the light of the circumstances under which such statements were made, not misleading.

(l)

There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, business prospects, properties or operations of the Sub-Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Sub-Adviser which are material to the Sub-Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

(m)

None of the Sub-Adviser or its affiliates, or any director, officer, or employee thereof, or, to the Sub-Adviser’s knowledge, any agent or representative of the Sub-Adviser or of any of its affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (ii) the Sub-Adviser and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) the Sub-Adviser will not use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(n)

The operations of the Sub-Adviser are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Sub-Adviser conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency rules and regulations thereunder (collectively, the “Sub-Adviser Anti-Money Laundering Laws”),                and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Sub-Adviser with respect to the Sub-Adviser Anti-Money Laundering Laws is pending or, to the knowledge of the Sub-Adviser, threatened

(o)

(i) None of the Sub-Adviser or any of its directors, officers or employees, or, to the Sub-Adviser’s knowledge, any agent, affiliate or representative of the Sub-Adviser is an individual or entity (“Sub-Adviser Person”) that is, or is owned or controlled by one or more Sub-Adviser Persons that are: (A) the subject of any Sanctions or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).

(ii) The Sub-Adviser will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Sub-Adviser Person: (A) to fund or facilitate any activities or business of or with any Sub-Adviser Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Sub-Adviser Person (including any Sub-Adviser Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Sub-Adviser has not knowingly engaged in, is not now knowingly engaged in and will not engage in, any dealings or transactions with any Sub-Adviser Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

4.

Agreements to Sell and Purchase.  The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $20.00 a Share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 3,379,603 Additional Shares at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Firm Shares but not payable on the Additional Shares.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice substantially in the form attached hereto as Appendix A not later than 45 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Fund hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; provided that nothing in this agreement shall prevent the Fund from issuing Common Shares pursuant to the Plan.

5.

Terms of Public Offering.  The Fund and the Investment Advisers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.  The Fund and the Investment Advisers are further advised by you that the Shares are to be offered to the public initially at $20.00 a Share (the “Public Offering Price”), and to certain dealers selected by you at a price that represents a concession not in excess of $0.35 a Share under the Public Offering Price.

6.

Payment and Delivery.  Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on November 30, 2020, or at such other time on the same or such other date, not later than 10 business days after such date, as shall be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on the date specified in the corresponding notice described in Section 4 or at such other time on the same or on such other date, in any event not later than January 25, 2021, as shall be designated in writing by you.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to you through the facilities of DTC on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

7.

Conditions to the Underwriters’ Obligations.  The respective obligations of the Fund and the Investment Advisers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than 5:30 P.M. (New York City time) on the date hereof.

The several obligations of the Underwriters are subject to the following further conditions:

(a)

Subsequent to the execution and delivery of this Agreement and prior to the Closing Date (1) in the case of the Fund, there shall not have occurred (A) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7, or (B) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, business prospects, properties or operations of the Fund, whether or not arising from transactions in the ordinary course of business of the Fund, from that set forth in the Time of Sale Prospectus and, (2) in the case of each Investment Adviser, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, business prospects, properties, operations, management or personnel of the Investment Adviser, whether or not arising from transactions in the ordinary course of business of such Investment Adviser, from that set forth in the Time of Sale Prospectus, the effect of which in any case referred to in clause (1) or (2) above is, in the sole judgment of the Representatives, material and adverse and that makes it, in the Representatives’ judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)

The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, of the president and treasurer (or officers acting in similar capacities) of the Fund, to the effect (i) that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are, as of the Closing Date, pending before or, to his or her knowledge, threatened by the Commission, (ii) that the representations and warranties of the Fund contained in this Agreement are true and correct as of the Closing Date, and (iii) that the Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.  The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, of the president or vice president and treasurer (or officers acting in similar capacities) of the Manager, to the effect (i) that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are, as of the Closing Date, pending before or, to his or her knowledge, threatened by the Commission, (ii) that the representations and warranties of the Manager contained in this Agreement are true and correct as of the Closing Date, and (iii) that the Manager has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.  The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, of a senior vice president and vice president (or officers acting in similar capacities) of each Sub-Adviser, to the effect (i) that the representations and warranties of the Sub-Adviser contained in this Agreement are true and correct as of the Closing Date, and (ii) that the Sub-Adviser has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c)	Each of the Investment Advisers and the Fund shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.
(d)

The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Sidley Austin LLP, counsel for the Fund, dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibit A-1 hereto.  The Underwriters shall have received on the Closing Date an opinion of Venable LLP, Maryland counsel for the Fund, dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibit A-2 hereto.

(e)

The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Claudia DiGiacomo, Jeffrey O. Himstreet and Batoolah Dawreeawoo, counsel for the Manager, PGIM, Inc. and PGIM Limited, respectively, dated the Closing Date and addressed to the Underwriters, to the effect set forth in Exhibits A-3, A-4 and A-5 hereto.

(f)

The Underwriters shall have received on the Closing Date the favorable opinion and negative assurance letter of Weil, Gotshal & Manges LLP, counsel for the Underwriters, dated the Closing Date, and covering such matters as the Underwriters shall reasonably request.

The opinions and negative assurance letters of Sidley Austin LLP, Venable LLP, Claudia DiGiacomo, Jeffrey O. Himstreet and Batoolah Dawreeawoo, described in Sections 7(d) and 7(e) above, respectively, shall be rendered to the Underwriters at the request of the Fund and shall so state therein.

(g)

The Underwriters shall have received on the Closing Date a certificate from a duly authorized officer of each of the Custodian and the Transfer Agent, certifying that each of the Custodian Agreement, the Accounting Services Agreement and the Transfer Agency Agreement, as applicable, is in full force and effect and is a valid and binding agreement of the Custodian or the Transfer Agent, as applicable.

(h)

The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters, from PWC, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “agreed-upon procedures letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that the letter delivered on the Closing Date shall use a “cut‑off date” not earlier than the date hereof.

(i)

All filings, applications and proceedings taken by the Fund and the Investment Advisers in connection with the organization and registration of the Fund and the Shares under the Acts and the applicable Rules and Regulations shall be reasonably satisfactory in form and substance to you and counsel for the Underwriters.

(j)

No action, suit, proceeding, inquiry or investigation shall have been instituted or, to the knowledge of the Fund or the Investment Advisers, threatened by the Commission which would adversely affect the Fund’s standing as a registered investment company under the Investment Company Act or the standing of the Manager or a Sub-Adviser as a registered investment adviser under the Advisers Act.

(k)	The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.
(l)	On the date hereof, the Manager shall deliver to each of the other parties to the Fee Agreements copies of the Fee Agreements, executed by the Manager.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund and the Investment Advisers, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares, and officers’ certificates and opinions and negative assurance letters of Sidley Austin LLP, Venable LLP, Claudia DiGiacomo, Jeffrey O. Himstreet and Batoolah Dawreeawoo and Weil, Gotshal & Manges LLP to the effect set forth above, except that such certificates and opinions shall be dated as of the applicable Option Closing Date and statements and opinions above contemplated to be given as of the Closing Date shall instead be made and given as of such Option Closing Date.

8.	Covenants of the Fund and the Investment Advisers.
(a)	In further consideration of the agreements of the Underwriters herein contained, the Fund and the Investment Advisers, jointly and severally, covenant and agree with each Underwriter as follows:
(i)

To notify you promptly, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 8(a)(viii) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein (in the case of the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in the light of the circumstances under which they were made) not misleading in any material respect.  If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

(ii)

To furnish to you, without charge, three conformed copies of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Notification and the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. (New York City time) on the business day next succeeding the date of this Agreement and during the period mentioned in Section 8(a)(viii) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(iii)

Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424 under the Securities Act any prospectus required to be filed pursuant to such Rule.

(iv)

To furnish to you a copy of each proposed Omitting Prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus to which you reasonably object.

(v)

If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order that the Time of Sale Prospectus not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(vi)	The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(vii)

The Fund and the Investment Advisers will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the Acts or the Exchange Act and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of Shares.

(viii)

If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply in all material respects with applicable law.

(ix)	To use its best efforts to maintain the Fund’s qualification as a regulated investment company under Subchapter M of the Code.
(x)

To endeavor to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as you may reasonably request; provided that, in connection therewith, the Fund shall not be required to qualify as a foreign entity or to file a consent to the service of process under the laws of any such jurisdiction (except a limited consent to service of process with respect to the offering and sale of the Shares).

(xi)

To make generally available to the Fund’s security holders and, upon request, to you as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations, including Rule 158, of the Commission thereunder.

(xii)

The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), and will use its reasonable best efforts to cause the Fund’s trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(xiii)

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund and the Investment Advisers, as applicable, under this Agreement, including: (i) the fees, disbursements and expenses of the Fund’s and the Investment Advisers’ counsel and the Fund’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, and any Omitting Prospectus prepared by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 8(a)(x) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, in an amount not to exceed $20,000, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8‑A relating to the Common Shares and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates, if any, representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Fund relating to furnishing any investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund, and travel and lodging expenses of the representatives and officers of the Fund and any such consultants, and (ix) all other costs and expenses reasonably incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section. The Fund and the Investment Advisers agree that the Manager will (a) pay all organizational expenses of the Fund and pay all of the foregoing offering costs incident to the performance of the obligations of the Fund under this Agreement and (b) pay the foregoing costs and expenses incident to the performance of the obligations of the Investment Advisers under this Agreement.  In addition, the Manager agrees to pay an amount equal to $0.50 per Share sold under this Agreement to Morgan Stanley & Co. LLC, on behalf of the Underwriters, on the Closing Date and each Option Closing Date, as applicable (the “Underwriter Compensation”). It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution” and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(xiv)

The Fund will not declare or pay any dividend or other distribution on any of the Common Shares unless a holder of such Common Shares that was not a holder of record until the close of business on January 25, 2021 would be entitled to receive the full amount thereof.

(b)

In further consideration of the agreements of the Underwriters herein contained, each Sub-Adviser covenants and agrees with each Underwriter that it will cause the Fund to direct the investment of the net proceeds received by it from the sale of the Shares in the manner specified in “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

9.

Indemnity and Contribution. (a) Each of the Fund and the Investment Advisers, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent of any Underwriter and each director, officer or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund or the Investment Advisers in writing by such Underwriter through you expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through you consists of the information described as such in paragraph (b) below, or (ii) resulting from, related to or arising in connection with the posting of any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto on the website of the Fund, the Investment Advisers or any affiliate of the foregoing.  The Underwriters acknowledge and agree that the Fund’s indemnity and contribution obligations under this Section 9 are subject to the provisions of Section 17 of the Investment Company Act.

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund and the Investment Advisers, their respective trustees, directors and officers and each person, if any, who controls the Fund or any Investment Adviser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto in the light of the circumstances under which they were made) not misleading, but only with reference to information relating to such Underwriter furnished to the Fund or the Investment Advisers in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus (including any statement of additional information incorporated by reference therein), the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus or any amendments or supplements thereto, it being understood and agreed that the only such information furnished by the Underwriters through you consists of the chart under the first paragraph, the first sentence of the second paragraph, the third paragraph, the eighth paragraph, the first sentence of the ninth paragraph, the thirteenth paragraph, the fourteenth paragraph, the sixteenth paragraph and the twenty-second paragraph in the “Underwriters” section of the Time of Sale Prospectus and Prospectus.

(c)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, all persons who are agents of any Underwriter or all persons who are directors, officers and affiliates of any Underwriters within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Investment Advisers, their officers, directors, and each person, if any, who controls any of the Investment Advisers within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons, agents, directors, officers and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives.  In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund.  In the case of any such separate firm for the Investment Advisers, and such directors, officers and control persons of the Investment Advisers, such firm shall be designated in writing by the Manager.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by Section 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 9(d)(i) above but also the relative fault of the Fund and the Investment Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total Underwriter Compensation received by the Underwriters bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or any of the Investment Advisers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.  Each of the Investment Advisers agrees to pay any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this Section 9.

(e)

The Fund, the Investment Advisers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the Underwriter Compensation received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)

The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Fund and each of the Investment Advisers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any agent of any Underwriter or any director, officer or affiliate of any Underwriter or by or on behalf of any of the Investment Advisers, their officers or directors or any person controlling the Investment Advisers or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

10.

Termination.  The Underwriters may terminate this Agreement by notice given by you to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this Section 10, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

11.	Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund or the Investment Advisers.  In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or any of the Investment Advisers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or any of the Investment Advisers shall be unable to perform its obligations under this Agreement (other than as a direct result of a breach or failure of any Underwriter to comply with the terms of or to fulfill any of its obligations under this Agreement), the Fund and the Investment Advisers, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out‑of‑pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

12.

Entire Agreement.   This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Investment Advisers and the Underwriters with respect to the preparation of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(a)

The Fund and the Investment Advisers acknowledge that in connection with the offering of the Shares:  (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Fund, the Investment Advisers or any other person, (ii) the Underwriters owe the Fund and the Investment Advisers only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Fund and the Investment Advisers.  The Fund and the Investment Advisers waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

13.

Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

14.	Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
15.	Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
16.

Waiver of Jury Trial.  Each of the Fund, the Investment Advisers and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.

Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York 10001, Attention: Equity Syndicate Desk; if to the Fund, shall be delivered, mailed or sent to PGIM Short Duration High Yield Opportunities Fund, 655 Broad Street, Newark, NJ 07102-4410, Attention: Chief Legal Officer; and if to the Investment Advisers, shall be delivered, mailed or sent to PGIM Investments LLC, 655 Broad Street, Newark, NJ 07102-4410, Attention: Chief Legal Officers.

18.

Recognition of the U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.  For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Remainder of page intentionally left blank]

Very truly yours,
PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND
By:	/s/ Stuart S. Parker
	Name:	Stuart S. Parker
	Title:	President

PGIM INVESTMENTS LLC
By:	/s/ Scott E. Benjamin
	Name:	Scott E. Benjamin
	Title:	Executive Vice President

PGIM, INC.
By:	/s/ Daniel J. Malooly
	Name:	Daniel J. Malooly
	Title:	Vice President

PGIM LIMITED
By:	/s/ Jonathan Butler
	Name:	Jonathan Butler
	Title:	Managing Director

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC
By:	/s/ Neil Guha
	Name:	Neil Guha
	Title:	Executive Director

By:	Wells Fargo Securities, LLC
By:	/s/ Elizabeth Alvarez
	Name:	Elizabeth Alvarez
	Title:	Managing Director

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC	13,860,000
Wells Fargo Securities, LLC	3,630,000
Oppenheimer & Co. Inc.	760,000
RBC Capital Markets, LLC	1,050,000
Stifel, Nicolaus & Company, Incorporated	820,000
B. Riley Securities, Inc.	440,000
Bancroft Capital, LLC	17,500
Brookline Capital Markets, a Division of Arcadia Securities, LLC	90,000
D.A. Davidson & Co.	150,000
Hilltop Securities Inc.	28,000
Incapital LLC	372,000
Janney Montgomery Scott LLC	285,000
JonesTrading Institutional Services LLC	478,000
Ladenburg Thalmann & Co. Inc.	107,000
Maxim Group LLC	30,000
National Securities Corporation	214,000
Newbridge Securities Corporation	190,000
Pershing LLC	122,000
The GMS Group, LLC	26,500
Wedbush Securities Inc.	405,000
Wintrust Investments, LLC	71,000
A.G.P./Alliance Global Partners	89,000
Alexander Capital, L.P.	17,000
American Veterans Group, PBC	30,000
Huntleigh Securities Corporation	30,000
Ingalls & Snyder, LLC	80,000
Northland Securities, Inc.	137,000
Regal Securities, Inc.	95,000
Synovus Securities, Inc.	126,000

Total:	23,750,000

SCHEDULE II

Omitting Prospectuses

1.Retail Omitting Prospectus:

Investor Guide

2.	The following documents labeled “For Financial Professional Use Only”:
Webinar Flyer
Webinar Flyer
3.	PGIM Investments Investment Perspectives – “Why now is the right time to invest in short duration, higher-rated high yield bonds”
4.	PGIM Investments Investment Perspectives - “Short Duration, Higher-Rated High Yield Bonds: An Often-Overlooked Investment Approach”

EXHIBIT A-1

OPINION OF SIDLEY AUSTIN LLP

(i)

The Fund is registered with the Commission pursuant to Section 8 of the 1940 Act as a diversified, closed-end management investment company and, to our knowledge there has been no order of suspension or revocation issued or threatened by the Commission, and the Amended and Restated Declaration of Trust of the Fund (the “Declaration”) and the By-Laws of the Fund comply in all material respects with the 1940 Act and the 1940 Act Regulations; provided, however, that we express no opinion as to the compliance of Section 7.8 of the Declaration with the 1940 Act and the 1940 Act Regulations.

(ii)

Each of the Underwriting Agreement, the Management Agreement, dated October 9, 2020, between the Fund and the Manager (the “Management Agreement”), the Custodian Agreement, dated November 7, 2002, with The Bank of New York Mellon, as amended (the “Custodian Agreement”), the Transfer Agency and Services Agreement, dated March 8, 2012, with Computershare Inc., and its fully owned subsidiary Computershare Trust Company, N.A., as amended (the “Transfer Agency Agreement”) and the Accounting Services Agreement, dated July 1, 2005, with the Bank of New York Mellon, as amended (together with the Underwriting Agreement, the Management Agreement, the Custodian Agreement and the Transfer Agency Agreement, the “Fund Agreements”), has been duly authorized, executed and delivered by the Fund (to the extent that the execution and delivery thereof are governed by New York law).

(iii)

No filing with, or consent, approval, authorization or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America or any state regulatory body, state administrative agency or other state governmental body of the State of New York (other than under the 1933 Act, the 1934 Act, the 1940 Act, the Regulations, the 1934 Act Regulations or the rules of the New York Stock Exchange (the “NYSE”), which have been obtained, or as may be required under the rules of the Financial Industry Regulatory Authority, Inc., or under the securities or blue sky laws of various states, as to which we express no opinion) is required under Applicable Laws for the authorization, execution and delivery by the Fund of the Fund Agreements and the issuance and sale of the Securities to the Underwriters as contemplated by the Underwriting Agreement.

(iv)

The execution, delivery and performance of the Fund Agreements by the Fund and the transactions contemplated in the Fund Agreements and in the Registration Statement, the Preliminary Prospectus and the Prospectus (including the sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Fund with its obligations under the Fund Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument known to us, to which the Fund is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business), nor will such action result in any violation of the provisions of the Declaration or By-Laws of the Fund, or the 1933 Act, the 1934 Act, the 1940 Act or any Applicable Laws, or any judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its properties, assets or operations.

(v)

The Registration Statement has been declared effective under the 1933 Act; the Prospectus has been filed pursuant to Rule 424(b) of the 1933 Act Regulations in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8) of the 1933 Act Regulations) and no stop order suspending the effectiveness of the Registration Statement or the Fund’s Notification (as defined below) has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(vi)

The Registration Statement, as of the time it was declared effective on November [-], 2020 (but after giving effect to Rule 430A of the 1933 Act Regulations), the Fund’s Notification of Registration on Form N-8A (the “Notification”), as of the time it was filed by the Fund with the Commission on May 22, 2020, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date, each appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the Regulations for Form N-8A, registration statements on Form N-2 or related prospectuses, as the case may be, except in each case that we express no opinion with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom.

(vii)

The statements in the Registration Statement, the Preliminary Prospectus  and the Prospectus, in each case under the caption “Tax Matters,” and in the Registration Statement under Item 30, to the extent that such statements purport to describe matters of United States federal income tax law and regulations or legal conclusions with respect thereto, accurately describe such matters in all material respects.

(viii)

The Securities have been authorized for listing on the NYSE and the Fund has filed with the National Futures Association a notice of eligibility for relief from inclusion within the definition of a commodity pool operator pursuant to Section 4.5 of the general regulations under the Commodity Exchange Act.

In acting as counsel to the Fund in connection with the transactions described in the first paragraph above, we have participated in conferences with officers and other representatives of the Fund, the Investment Advisers, representatives of the independent public accountants for the Fund and your representatives and counsel, at which conferences certain contents of the Registration Statement, the Time of Sale Prospectus (as defined below) and the Prospectus and related matters were discussed.  Although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Time of Sale Prospectus or the Prospectus and have made no independent check or verification thereof (except as set forth in paragraph (vii) above), based upon our participation in such conferences, no facts have come to our attention that have caused us to believe that, insofar as is relevant to the offering of the Securities:

(1)

the Registration Statement, at the time it was declared effective on November [-], 2020 (but after giving effect to Rule 430A of the 1933 Act Regulations) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(2)

the Preliminary Prospectus and the documents prepared in accordance with the provisions of Rule 482 under the 1933 Act identified and attached to Schedule II to the Underwriting Agreement as the Retail Omitting Prospectus (collectively, the “Time of Sale Prospectus”), as of l l.m. (New York City time) on November [-], 2020, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(3)

the Prospectus, as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief and make no statement with respect to financial statements and schedules and other financial or statistical data included in or omitted from the Registration Statement, the Time of Sale Prospectus or the Prospectus.

EXHIBIT A-2

OPINION OF VENABLE LLP

1.	The Fund is a statutory trust duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2.

The Fund has the trust power to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus and the Prospectus under the headings “The Fund” and “Investment Objective and Policies” and to perform its obligations under the Underwriting Agreement and the Fundamental Agreements.

3.

The Fund has the trust power to enter into the Underwriting Agreement and the Fundamental Agreements.  The execution and delivery of the Underwriting Agreement and the Fundamental Agreements have been duly authorized by the Fund.  Each of the Underwriting Agreement and the Fundamental Agreements has been duly executed and, so far as is known to us, delivered by the Fund.

4.

The execution and delivery by the Fund of the Underwriting Agreement and the Fundamental Agreements, and the consummation by the Fund of the transactions contemplated thereunder, the adoption by the Fund of the Plan and the issuance and sale of the Shares in accordance with the Underwriting Agreement, will not conflict with or constitute a breach of the Organizational Documents, or any Maryland statute, rule, regulation or, so far as is known to us, any order of a Maryland governmental authority (other than any statute, rule, regulation or order in connection with the securities laws of the State of Maryland, as to which no opinion is hereby expressed).

5.

No consent, approval, authorization, order or permit of, or qualification with, any Maryland governmental authority is required for the performance by the Fund of its obligations under the Underwriting Agreement, the Fundamental Agreements or the Plan, except (a) such as may have been obtained prior to the date hereof, if any; and (b) such as may be required for compliance with the securities laws of the State of Maryland in connection with the offer and sale of the Shares (as to which no opinion is hereby expressed).

6.

As of the date hereof, the Fund is authorized to issue an unlimited number of shares of beneficial interest.  The authorized shares of beneficial interest of the Fund conform as to legal matters in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus and the Prospectus under the caption “Description of Shares.”

7.

The issuance of the Outstanding Shares has been duly authorized and the Outstanding Shares are validly issued, fully paid and nonassessable. The sale and issuance of the Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable.  The issuance of the Shares will not be subject to any preemptive or similar rights of any security holder of the Fund arising under the Maryland Statutory Trust Act or the Organizational Documents.

8.

The information in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings “Description of Shares,” “Limited Term and Eligible Tender Offer” and “Certain Provisions of the Declaration of Trust and Bylaws,” and the information in the Statement of Additional Information under the heading "Trustees and Officers," to the extent that it constitutes summaries of the Fund’s shares of beneficial interest, matters of Maryland law or provisions of the Organizational Documents, has been reviewed by us and is accurate in all material respects.

EXHIBIT A-3

OPINION REGARDING PGIM INVESTMENTS LLC

1.

PI is a limited liability company duly formed and validly existing in good standing under the laws of the State of New York, with all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. PI is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of PI to perform its obligations under the Underwriting Agreement, the Management Agreement and the Subadvisory Agreement (the Underwriting Agreement, the Management Agreement and the Subadvisory Agreement are collectively referred to herein as the “Transaction Documents” and the Management Agreement and the Subadvisory Agreement are collectively referred to herein as the “Advisory Agreements,” and each, an “Advisory Agreement”) and the Fee Agreements.

2.

PI is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act, the general rules and regulations under the Advisers Act, the 1940 Act or the general rules and regulations under the 1940 Act from acting under the Advisory Agreements for the Fund as contemplated by the Prospectus; and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of PI with the Commission.

3.

PI has the necessary power and authority to enter into the Transaction Documents and the Fee Agreements, and the Transaction Documents and the Fee Agreements have been duly authorized, executed and delivered by PI; and each Advisory Agreement is a valid and legally binding agreement of PI, enforceable against PI in accordance with its terms.

4.

Neither the execution, delivery or performance of the Transaction Documents by PI nor the consummation by PI of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a breach of or default under the Articles of Organization of PI dated September 20, 1996 filed with the New York Secretary of State and all amendments thereto (the “Articles of Organization”) or the Operating Agreement of PI dated as of September 27, 1996 as in effect at the date hereof (the “Operating Agreement”) of PI, (B) conflicts or will conflict with or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument to which PI is a party  (except for such conflicts, breaches or defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of PI, whether or not arising in the ordinary course of business) or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of PI, nor will any such action result in any material violation of any applicable law of the State of New York, the New York Limited Liability Company Law, the 1940 Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to PI or any of its properties.

5.

Neither the execution, delivery or performance of the Fee Agreements by PI nor the consummation by PI of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a breach of or default under the Articles of Organization or Operating Agreement of PI, (B) conflicts or will conflict with or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which PI is a party or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of PI, nor will any such action result in any material violation of any judgment, injunction, order or decree applicable to PI or any of its properties.

6.

No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the State of New York is required on the part of PI for the execution, delivery and performance of the Transaction Documents or the Fee Agreements, or the consummation by PI of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

7.

To the best of my knowledge after due inquiry, there is not pending or threatened any  action, suit, proceeding, inquiry or investigation to which PI is a party, or to which the property of PI is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to (A) result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of PI, (B) materially and adversely affect the properties or assets of PI or (C) materially impair or adversely affect the ability of PI to function as an investment adviser or perform its obligations under the Advisory Agreements, or which is required to be disclosed in the Registration Statement and the Prospectus but is not disclosed as required.

8.

To the best of my knowledge after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which PI is a party and which are required to be described or referred to in the Registration Statement, or  to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

In addition to the above opinions, no facts have come to my attention that have led me to believe that (i) the Registration Statement, at the time it became effective, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents included in the Time of Sale Prospectus, all considered together, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT A-4

OPINION REGARDING PGIM, INC.

1.

PGIM is a corporation duly incorporated and validly existing in good standing under the laws of the State of New Jersey, with all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. PGIM is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of PGIM to perform its obligations under the Underwriting Agreement and the Subadvisory Agreement (the Underwriting Agreement and the Subadvisory Agreement are collectively referred to herein as the "Transaction Documents").

2.

PGIM is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the Advisers Act, the general rules and regulations under the Advisers Act, the 1940 Act or the general rules and regulations under the 1940 Act from acting under the Subadvisory Agreement for the Fund as contemplated by the Prospectus; and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of PGIM with the Commission.

3.

PGIM has the necessary power and authority to enter into the Transaction Documents, and the Transaction Documents have been duly authorized, executed and delivered by PGIM; and the Subadvisory Agreement is a valid and legally binding agreement of PGIM, enforceable against PGIM in accordance with its terms.

4.

Neither the execution, delivery or performance of the Transaction Documents by PGIM nor the consummation by PGIM of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a breach of or default under the Certificate of Incorporation or Bylaws of PGIM, (B) conflicts or will conflict with or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument to which PGIM is a party (except for such conflicts, breaches or defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of PGIM, whether or not arising in the ordinary course of business) or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of PGIM, nor will any such action result in any material violation of any applicable law of New Jersey, the 1940 Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to PGIM or any of its properties.

5.

No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official of the State of New Jersey is required on the part of PGIM for the execution, delivery and performance of the Transaction Documents, or the consummation by PGIM of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

6.

To the best of my knowledge after due inquiry, there is not pending or threatened any  action, suit, proceeding, inquiry or investigation to which PGIM is a party, or to which the property of PGIM is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to  (A) result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of PGIM, (B)  materially and adversely affect the properties or assets of PGIM or (C) materially impair or adversely affect the ability of PGIM to function as an investment adviser or perform its obligations under the Subadvisory Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus but is not disclosed as required.

7.

To the best of my knowledge after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which PGIM is a party and which are required to be described or referred to in the Registration Statement and the Prospectus, or  to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

In addition to the above opinions, with respect to information solely related to PGIM, no facts have come to my attention that have led me to believe that (i) the Registration Statement, at the time it became effective, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents included in the Time of Sale Prospectus, all considered together, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT A-5

OPINIONS REGARDING PGIM LIMITED

U.S. Law Opinion

1.

PGIM Limited is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is not prohibited by the Advisers Act, the general rules and regulations under the Advisers Act, the 1940 Act or the general rules and regulations under the 1940 Act from acting under the Subadvisory Agreement for the Fund as contemplated by the Prospectus; and, to the best of my knowledge after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of PGIM Limited with the Commission.

2.

The Underwriting Agreement and the Subadvisory Agreement (collectively, the “Transaction Documents”) have been duly executed and delivered by PGIM Limited; and the Subadvisory Agreement is a valid and legally binding agreement of PGIM Limited, enforceable against PGIM Limited in accordance with its terms.

3.

Neither the execution, delivery or performance of the Transaction Documents by PGIM Limited nor the consummation by PGIM Limited of the transactions contemplated thereby will result in any material violation of the 1940 Act or the Advisers Act.

4.

No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official in the United States, or the State of New York, is required on the part of PGIM Limited for the execution, delivery and performance of the Transaction Documents, or the consummation by PGIM Limited of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

5.

To the best of my knowledge after due inquiry, there is not pending or threatened any  action, suit, proceeding, inquiry or investigation in the United States to which PGIM Limited is a party, or to which the property of PGIM Limited is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to  (A) result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of PGIM Limited, (B)  materially and adversely affect the properties or assets of PGIM Limited or (C) materially impair or adversely affect the ability of PGIM Limited to function as an investment adviser or perform its obligations under the Subadvisory Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus but is not disclosed as required.

6.

To the best of my knowledge after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which PGIM Limited is a party and which are required to be described or referred to in the Registration Statement and the Prospectus, or  to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

In addition to the above opinions, with respect to information solely related to PGIM Limited, no facts have come to my attention that have led me to believe that (i) the Registration Statement, at the time it became effective, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents included in the Time of Sale Prospectus, all considered together, as of the Applicable Time (as defined below), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

U.K. Law Opinion

1.

PGIM Limited is a corporation duly incorporated and validly existing in good standing under the laws of England and Wales, with all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. PGIM Limited is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of PGIM Limited to perform its obligations under the Underwriting Agreement and the Subadvisory Agreement (the Underwriting Agreement and the Subadvisory Agreement are collectively referred to herein as the “Transaction Documents”).

2.

PGIM Limited has the necessary power to enter into the Transaction Documents and the Transaction Documents have been duly authorized by PGIM Limited; the Subadvisory Agreement is a valid and legally binding agreement of PGIM Limited, enforceable against PGIM Limited in accordance with its terms.

3.

Neither the execution, delivery or performance of the Transaction Documents by PGIM Limited nor the consummation by PGIM Limited of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a breach of or default under the Certificate of Incorporation dated July 14, 1999, filed with the Registrar of Companies for England and Wales and all amendments thereto (together, the “Certificate of Incorporation”) or Articles of Association of PGIM Limited, (B) conflicts or will conflict with or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument to which PGIM Limited is a party (except for such conflicts, breaches or defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of PGIM Limited, whether or not arising in the ordinary course of business) or (C) will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of PGIM Limited, nor will any such action result in any material violation of any applicable law of England and Wales, or any regulation or judgment, injunction, order or decree applicable to PGIM Limited or any of its properties.

4.

No consent, approval, authorization or other order of, or registration or filing with, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official of England and Wales is required on the part of PGIM Limited for the performance of the Transaction Documents, or the consummation by PGIM Limited of the transactions contemplated thereby, except as have been obtained and are in full force and effect.

5.

To the best of my knowledge after due inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation in England and Wales to which PGIM Limited is a party, or to which the property of PGIM Limited is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to  (A) result in a material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of PGIM Limited, (B)  materially and adversely affect the properties or assets of PGIM Limited or (C) materially impair or adversely affect the ability of PGIM Limited to function as an investment adviser or perform its obligations under the Subadvisory Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus but is not disclosed as required.

APPENDIX A

[FORM OF]

OPTION EXERCISE NOTICE

[OPTION EXERCISE DATE]

PGIM Short Duration High Yield Opportunities Fund PGIM Investments LLC 655 Broad Street Newark, NJ 07102-4410

Ladies and Gentlemen:

We refer to the Underwriting Agreement dated November 24, 2020 (the “Underwriting Agreement”) among PGIM Short Duration High Yield Opportunities Fund, PGIM Investments LLC, PGIM, Inc., PGIM Limited and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters listed in Schedule I thereto; capitalized terms being used herein as therein defined.  We hereby exercise an option to purchase [NUMBER OF SHARES AS TO WHICH OPTION IS BEING EXERCISED] Additional Shares, on the basis of the representations and warranties contained in the Underwriting Agreement, and subject to its terms and conditions.  Such Additional Shares will be purchased on [OPTION CLOSING DATE] (which shall be an Option Closing Date) at the offices of Weil, Gotshal & Manges LLP, New York, New York, at 10:00 A.M. (New York City time).  [This option exercise is without prejudice to the Underwriters’ right under the Underwriting Agreement to exercise one or more options covering some or all of the remaining Additional Shares.]

Very truly yours,

Morgan Stanley & Co. LLC
as representative of the several underwriters listed in Schedule I to the Underwriting Agreement

Morgan Stanley & Co. LLC

By:

Name:
Title:

[Underwriting Agreement Signature Page]